For the twelve month period ended (b) 7/31/01
File number (c) 811-09439

SUB-ITEM 77 0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Markel Corporation

2.	Date of Purchase
  2/12/01

3.	Number of Securities Purchased
  4,763

4.	Dollar Amount of Purchase
  $40,625

5.	Price Per Unit
  $8.53

6.	Name(s) of Underwriter(s) or Dealer(s)
from whom purchased
Legg Mason; Credit Suisse First Boston; Merrill Lynch; Ferris,
Baker Watts, Inc.

7.  Other Members of the Underwriting Syndicate
Goldman; Cochran, Coronia; Davenport & Company; Dowling &
Partners; First Union; Fox-Pitt; Janney Montgomery; Keefe, Bruyette & Woods; Scott & Stringfellow.

8.	Board of Directors determine no less frequently than
quarterly that all
purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.



1.	Name of Issuer
Charles River Laboratories, Inc.

2.	Date of Purchase
  3/15/01

3.	Number of Securities Purchased
  1500

4.	Dollar Amount of Purchase
  $28,500


5.	Price Per Unit
  $19.00

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom purchased
CS First Boston

7.  Other Members of the Underwriting Syndicate
N/A

8.	Board of Directors determine no less frequently than
quarterly that all
purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.



1.	Name of Issuer
France Telecom

2.	Date of Purchase
  3/14/01

3.	Number of Securities Purchased
  10,000

4.	Dollar Amount of Purchase
  $998,480

5.	Price Per Unit
  $99.85

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom purchased
Paribas

7. Other Members of the Underwriting Syndicate
Deutsche AG

8.	Board of Directors determine no less frequently than
quarterly that all
purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.



1.	Name of Issuer
Orion Power Holdings

2.	Date of Purchase
  11/13/00

3.	Number of Securities Purchased
  700

4.	Dollar Amount of Purchase
  $14,000

5.	Price Per Unit
  $20.00

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom purchased
Goldman Sachs

7. Other Members of the Underwriting Syndicate
N/A

8.	Board of Directors determine no less frequently than
quarterly that all
purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.



1.	Name of Issuer
Instinet Group Incorporated

2.	Date of Purchase
  5/17/01

3.	Number of Securities Purchased
  1,300

4.	Dollar Amount of Purchase
  $18,850

5.	Price Per Unit
  $14.50

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom purchased
Deutsche AM

7. Other Members of the Underwriting Syndicate
CS First Boston; Bear, Stearns; JP Morgan; Merrill Lynch; Salomon
Smith Barney; WR Hambrecht

8.	Board of Directors determine no less frequently than
quarterly that all
purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.




1.	Name of Issuer
Kinder Morgan Mgt.

2.	Date of Purchase
  5/14/01

3.	Number of Securities Purchased
  2,600

4.	Dollar Amount of Purchase
  $183,066

5.	Price Per Unit
  $70.41

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom purchased
Goldman Sachs

7. Other Members of the Underwriting Syndicate
N/A

8.	Board of Directors determine no less frequently than
quarterly that all
purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.



1.	Name of Issuer
Charter Comm

2.	Date of Purchase
  5/23/01

3.	Number of Securities Purchased
  5,400

4.	Dollar Amount of Purchase
  $113,400

5.	Price Per Unit
  $21.00

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom purchased
Morgan Stanley

7. Other Members of the Underwriting Syndicate
N/A

8.	Board of Directors determine no less frequently than
quarterly that all
purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.



1.	Name of Issuer
Willis Group

2.	Date of Purchase
  6/11/01

3.	Number of Securities Purchased
  2,300

4.	Dollar Amount of Purchase
  $31,050

5.	Price Per Unit
  $13.50

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom purchased
Salomon Smith Barney; SBC Warburg

7. Other Members of the Underwriting Syndicate
CS First Boston; Deutsche AM; JP Morgan; UBS Warburg; BNP
Paribas; HSBC; Lehman Bros; Blaylock; Dresdner Kleinwort; Ramirez
& Co.; Sanford Bernstein; Utendahl Capital.

8.	Board of Directors determine no less frequently than
quarterly that all
purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.



1.	Name of Issuer
Mediacom Communications Corp

2.	Date of Purchase
  6/22/01

3.	Number of Securities Purchased
  4,600

4.	Dollar Amount of Purchase
  $70,012

5.	Price Per Unit
  $15.22

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom purchased
Merrill Lynch

7. Other Members of the Underwriting Syndicate
N/A

8.	Board of Directors determine no less frequently than
quarterly that all
purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.